UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 3, 2023
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 3, 2023, Stem, Inc. (the “Company”) issued a press release announcing that it will meet with analysts and investors and participate in a fireside chat at the Goldman Sachs Global Energy and Clean Technology Conference on Thursday, January 5, 2023, where executive management of the Company will discuss the business and affairs of the Company and offer updated financial and operational guidance for 2022. The slide presentation to be used during the meetings will be available on the Stem Investor Relations website at https://investors.stem.com/events-and-presentations/, as described in the press release, a copy of which is furnished with this Form 8-K as Exhibit 99 and incorporated into this Item 7.01 by reference.

The fireside chat will begin at approximately 4:20 pm Eastern Time and will be available via live webcast at https://event.webcasts.com/viewer/event.jsp?ei=1590460&tp_key=b00ee25540 and on the Events and Presentations section of Stem’s investor relations website at https://investors.stem.com. A webcast replay will be available on Stem’s investor relations website for 180 days following the event.

The information in this Item 7.01 of this Report is furnished and will not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The presentation referred to above, as well as other statements we make, contain “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “forecast,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “think,” “should,” “could,” “would,” “will,” “hope” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about our financial and performance targets and other forecasts or expectations regarding, or dependent on, our business outlook; the expected synergies of the combined Stem and AlsoEnergy company; our ability to continue to successfully integrate the combined companies; our ability to security sufficient inventory from suppliers to meet customer demand; our ability to manage supply chain issues and manufacturing or delivery delays; our joint ventures, partnerships and other alliances; reduction of greenhouse gas (“GHG”) emissions; the integration and optimization of energy resources; our business strategies and those of our customers; the global commitment to decarbonization; our ability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; our ability to manage our supply chains and distribution channels and the effects of natural disasters and other events beyond our control, such as the COVID-19 pandemic and variants thereof, and government and business responses thereto; the impact of the ongoing conflict in Ukraine; our ability to meet contracted customer demand; the expected impact of the Inflation Reduction Act on our business; and future results of operations, including revenue and adjusted EBITDA. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to our inability to secure sufficient inventory from our suppliers to meet customer demand, and provide us with contracted quantities of equipment; supply chain interruptions and manufacturing or delivery delays; disruptions in sales, production, service or other business activities; general economic, geopolitical and business conditions in key regions of the world, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, and changes in monetary policy; the ongoing effects of the COVID-19 pandemic on our workforce, operations, financial results and cash flows; the effects of the ongoing conflict in Ukraine; the results of operations and financial condition of our customers and suppliers; pricing pressure; inflation; weather and seasonal factors; challenges, disruptions and costs of integrating AlsoEnergy and achieving anticipated synergies, or such synergies taking longer to realize than expected; risks that the integration disrupts current plans and operations that may harm our business; uncertainty as to the effects of the transaction on the long-term value of our common stock; our ability to continue to grow and to manage our growth effectively; our ability to attract and retain qualified employees and key personnel; our ability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards; risks relating to the development and performance of our energy storage systems and software-enabled services; our inability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; the risk that our business, financial condition and results of operations may be adversely affected by other political, economic, business and competitive factors; and other risks and uncertainties set forth in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in the presentation regarding our environmental, social, and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social, and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements in the presentation referred to above are made as of the date thereof, and Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K:

Exhibit No.	Description
99	Press Release dated January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: January 5, 2023	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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